UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       October 26, 2007
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Citigroup Inc.
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(Exact name of registrant as specified in its charter)

                                          Delaware                                          1-9924                                52-1568099
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                                           (State or other                                   (Commission                           (IRS Employer
                                            jurisdiction of                                     File Number)                        Identification No.)
                                            incorporation)

399 Park Avenue, New York, New York 10043
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(Address of principal executive offices) (Zip Code)

(212) 559-1000
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
 Current Report on Form 8-K
Item 8.01  Other Events.

    Notices filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuances by Citigroup Inc. in the second quarter of 2007 made pursuant to Regulation S under the Securities Act of 1933 and under the Securities Law of Japan.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s Yen 30,000,000,000 floating rate notes due June 2010—2nd Series (2007).
99.2	Rule 135c Notice relating to Citigroup’s Yen 30,000,000,000 floating rate notes due June 2012—3rd Series (2007).
99.3	Rule 135c Notice relating to Citigroup’s Yen 30,000,000,000 1.51% notes due June 2010—20th Series (2007).
99.4	Rule 135c Notice relating to Citigroup’s Yen 35,000,000,000 1.86% notes due June 2012—21st Series (2007).
99.5	Rule 135c Notice relating to Citigroup’s Yen 80,000,000,000 2.13% notes due June 2014—22nd Series (2007).
99.6	Rule 135c Notice relating to Citigroup’s Yen 65,000,000,000 2.38% notes due June 2017—23rd Series (2007).

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  October 26, 2007                                                                           CITIGROUP INC.

                      By:           /s/  Michael J. Tarpley
                         Name:            Michael J. Tarpley
                      Title:               Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s Yen 30,000,000,000 floating rate notes due June 2010—2nd Series (2007).
99.2	Rule 135c Notice relating to Citigroup’s Yen 30,000,000,000 floating rate notes due June 2012—3rd Series (2007).
99.3	Rule 135c Notice relating to Citigroup’s Yen 30,000,000,000 1.51% notes due June 2010—20th Series (2007).
99.4	Rule 135c Notice relating to Citigroup’s Yen 35,000,000,000 1.86% notes due June 2012—21st Series (2007).
99.5	Rule 135c Notice relating to Citigroup’s Yen 80,000,000,000 2.13% notes due June 2014—22nd Series (2007).
99.6	Rule 135c Notice relating to Citigroup’s Yen 65,000,000,000 2.38% notes due June 2017—23rd Series (2007).